SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  July 2, 1996
                Date of Report (Date of earliest event reported)



                      AMERICAN MOBILE SATELLITE CORPORATION
             (Exact name of registrant as specified in its charter)



                           DELAWARE 0-23044 93-0976127
             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)



                10802 Parkridge Boulevard, Reston, Virginia 22091
               (Address of principal executive offices) (Zip Code)



                                 (703) 758-6000
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On July 2, 1996, American Mobile Satellite Corporation (the "Company") released to the press the statement attached hereto as Exhibit 99.5 and incorporated herein by this reference, regarding the finalization by the Company of a $225 million credit facility with Morgan Guaranty Trust Company of New York and The Toronto Dominion Bank. The availability of amounts committed pursuant to this credit facility is subject to the Company's satisfaction of certain financial performance tests, as to which there can be no assurance.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      AMERICAN MOBILE SATELLITE CORPORATION
                                      (Registrant)



Date:   July 2, 1996                  /s/ Patrick C. FitzPatrick
                                      --------------------------
                                      Patrick C. FitzPatrick
                                      Vice President and Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit
Number                               Exhibit

99.5     --                American Mobile Satellite Corporation Press Release
                           No. 96-#16 dated March 6, 1996 (filed herewith).

                                        4

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